SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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Siboney Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person Filing Proxy Statement if other than the Registrant)

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Siboney Corporation

Dear Fellow Stockholders:

This year we are pleased to be using the new U.S. Securities and Exchange Commission rule that allows us to furnish our proxy materials and annual report over the Internet.  As a result, we are mailing to our stockholders a Notice of Internet Availability (“Notice”) instead of paper copies of our Proxy Statement and 2007 Annual Report.  The Notice contains instructions on how to access these documents via the Internet.  The Notice also contains instructions on how you can receive a paper copy of our proxy materials, including this Proxy Statement, our 2007 Annual Report and a proxy card or vote instruction form.  Stockholders who request paper copies of the proxy materials will receive them by mail.  We believe that this new process will conserve natural resources and reduce the high costs of printing and distributing our proxy materials to approximately 9,500 stockholders.

It is important that your shares be represented whether or not you personally attend the Annual Meeting.  Regardless of the number of shares you own, your vote is important.  You may vote by proxy over the Internet or by telephone or, if you request a paper copy of the proxy materials, by mail. Voting via Internet, telephone or proxy card in advance will not limit your right to vote in person or attend the Annual Meeting.

To vote by Internet, please access the website, www.proxyvote.com.  Have your Notice, proxy card or vote instruction form in hand when you access the web site and follow the instructions.  Use the Internet to transmit your voting instructions and obtain electronic delivery of information up until 11:59 p.m. (EDT) on June 2, 2008.

To vote by touch-tone telephone, please call 1-800-690-6903.  Please have your Notice, proxy card or vote instruction form in hand when you call and then follow the instructions.  You may vote by telephone at any time until 11:59 p.m. (EDT) on June 2, 2008.

To vote by mail, please mark, sign and date your proxy card or vote instruction form and return it in the postage-paid envelope we have provided or return it to Siboney Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  If you vote by Internet or telephone, please do not mail a form with your vote.

Sincerely,

Siboney Corporation Board of Directors

i

SIBONEY CORPORATION

325 N. Kirkwood Road, Suite 300
P.O. Box 221029
St. Louis, Missouri 63122

–––––––––––––––––––––

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 3, 2008

The Annual Meeting of Stockholders of SIBONEY CORPORATION will be held at Siboney Corporation’s office, 325 North Kirkwood Road, St. Louis, Missouri 63122 on Tuesday, June 3, 2008, at 11:00 a.m., for the following purposes:

1.	To elect a board of six directors; and

2.	To transact any other business that may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on April 4, 2008 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.  Your attention is directed to the accompanying copy of the Company’s 2007 Annual Report to Stockholders and the Proxy Statement for the meeting.

Whether or not you plan to attend the Annual Meeting in person, you are urged to vote by Internet, telephone or, if you received a paper copy of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card.  If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote your shares personally.

BY ORDER OF THE BOARD OF DIRECTORS

Rebecca M. Braddock, Secretary

Saint Louis, Missouri
April 21, 2008

PROXY STATEMENT

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of SIBONEY CORPORATION (the “Company”) for use at the Annual Meeting of the Company’s stockholders to be held at Siboney Corporation’s office, 325 North Kirkwood Road, St. Louis, Missouri 63122 on June 3, 2008, at 11:00 a.m., and at any adjournment thereof.  Whether or not you plan to attend the meeting in person, you are urged to vote your shares by Internet, telephone or, by mail if you received paper copies of the proxy materials.

ELECTRONIC NOTICE AND MAILING

Pursuant to the new Securities and Exchange Commission rules, we have elected to make our proxy materials available to you on the Internet or deliver paper copies of these materials to you by mail if requested to do so.  Accordingly, we will mail a Notice of Internet Availability of Proxy material to our beneficial owners on or about April 24, 2008.  On the date of the mailing of the Notice and for a period of one year, all beneficial owners will have the ability to access all of the proxy materials at the www.proxyvote.com website.

The proxy materials include:

•	Our proxy statement for the Annual Meeting
•	Our 2007 Annual Report

If you received a paper copy of these materials by mail, the proxy materials also include a proxy card or vote instruction form for the Annual Meeting.

The Notice of Internet Availability will:

•	Identify the date, time and location of the Annual Meeting, the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter;
•	Contain instructions on how to view our proxy materials for the Annual Meeting on the Internet;
•	Contain instructions on how to vote by Internet or in person; and
•	Include a toll-free number, an email address and a website where beneficial owners can request a paper or email copy of our proxy materials.

REVOCABILITY OF PROXY

If, after voting your shares, you desire to revoke your proxy for any reason, you may do so by attending the meeting and casting a contrary vote or by notifying the Secretary of the Company in writing of such revocation at any time prior to the voting of the proxy.  Merely attending the meeting will not revoke a proxy.

RECORD DATE

Stockholders of record at the close of business on April 4, 2008 will be entitled to vote.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

On April 4, 2008, there were 16,920,419 shares of common stock, par value $0.10 per share (“Common Stock”), outstanding and entitled to vote.  Each share is entitled to one vote.  A majority of the outstanding shares present in person or by proxy will constitute a quorum at the meeting.  Under applicable law, the vote required for the election of directors is a plurality of all votes cast at a meeting at which a quorum is present.  Indications on a proxy to withhold a vote for all nominees for election as director and broker non-votes have no effect on the results of the vote for the election of directors.

As of April 4, 2008, the following persons were the only persons known to the Company to be the beneficial owners of more than 5% of the outstanding Common Stock:

	Number of Shares	Percent
Name and Address	Beneficially Owned	of Class

Timothy J. Tegeler	3,183,631(1)	18.49%
325 N. Kirkwood Road, Suite 300
St. Louis, Missouri 63122

U.S. Bancorp (2)	1,248,000	7.37%
800 Nicollet Mall
Minneapolis, Minnesota 55402-7020

(1)
Includes 1,248,000 shares (7.37%) held by the Jerome F. Tegeler Trust, of which Mr. Tegeler is a trustee and shares beneficial ownership with U.S. Bank National Association, 477,500 shares (2.82%) held by the Tegeler Foundation, of which Mr. Tegeler is the managing trustee, and 40,000 shares owned by members of Mr. Tegeler’s family.  Also includes 100,000 shares which are subject to purchase upon exercise of options which are currently exercisable and 200,000 shares which are subject to purchase upon exercise of a warrant which is currently exercisable.

(2)
U.S. Bank National Association, a subsidiary of U.S. Bancorp, serves as a co-trustee, along with Mr. Tegeler, of the Jerome F. Tegeler Trust.  U.S. Bancorp and U.S. Bancorp Asset Management, Inc. each has shared voting and dispositive power with respect to 1,248,000 shares held by the trust.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy will vote the shares subject to that proxy:

(1)	FOR the election of the six persons named herein as nominees for directors of the Company to hold office for one year or until their successors have been duly elected and qualify; and

(2)	according to their judgment as to the best interests of the Company on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Should any nominee named herein for election as a director become unavailable for any reason, the persons named in the proxy will vote for the election of such other person as may be nominated by the Board of Directors.  The Board of Directors is not aware of any reason that might cause any listed nominee to be unavailable to stand for election.

PROPOSAL I — ELECTION OF DIRECTORS - INFORMATION CONCERNING NOMINEES

The following table indicates the names, ages, principal occupations and employment histories of nominees for directors of the Company, the periods during which they have served as directors of the Company, the number of shares and percentage of the outstanding Common Stock of the Company beneficially owned by each nominee as of April 4, 2008 and the nature of such ownership, as well as the number of shares and percentage of Common Stock beneficially owned by all directors and officers as a group.  Unless otherwise indicated, each individual has held the principal occupation listed for more than the past five years. No nominee is a director of another company with a class of securities registered under or subject to the requirements of the Securities Exchange Act of 1934 or which is registered as an investment company under the Investment Company Act of 1940.

Name of Director (Age) and Term as Director	Principal Occupation or Employment	Amount and Nature of Beneficial Ownership (1) (% of Class)

Rebecca M. Braddock (54) 1985 to Present	Vice President, Siboney Corporation, since 1987 and Secretary, Siboney Corporation, since 1985. Treasurer from 1987 to 2005.	462,000 (2) (2.71%)

William D. Edwards, Jr. (49) 2002 to Present
President Siboney Learning Group since August 2005. Executive Vice President and Chief Operating Officer, Siboney Corporation since May 2003. Executive Vice President, Siboney Learning Group from May 2003 to August 2005. Chief Operating Officer, Siboney Learning Group since May 2003. Chief Financial Officer, Siboney Corporation and Siboney Learning Group since August 2004; prior thereto, Chief Operating Officer, G.A. Sullivan Company, an information technology consulting and software development company, since 1996.
600,000 (2) (2.30%)

John J. Riffle (52) 2005 to Present	Member, Lewis, Rice & Fingersh, L.C., attorneys at law, since 1989.	285,000 (2) (1.67%)

Lewis B. Shepley (68) 2001 to Present	Semi-retired Consultant since 1999.	800,000 (2) (4) (4.59%)

Timothy J. Tegeler (66) 1979 to Present
Chairman of the Board, Siboney Corporation, since 1987 and Chief Executive Officer, Siboney Corporation, since 1985. Chief Financial Officer, Siboney Corporation, from 1985 to August 2004. President, Siboney Corporation, from 1985 to May 2001. Investment executive with Century Securities, Inc., an investment securities firm, since February 1993. Mr. Tegeler also is the managing trustee of the Tegeler Foundation, St. Louis, Missouri.
3,183,631 (2) (3) (4) (18.49%)

Jerome W. Thomasson (61) 2005 to Present
Chairman Thomasson Advisory Group, a financial consulting business, since September 1998; prior thereto, Partner, Ernst & Young. Director of The Private Bank of St. Louis, a subsidiary of The Private Bancorporation, from July 2000 to July 2007.
260,000 (2) (1.53%)

All Directors and Officers as a group (6 persons)		5,590,631 (2) (3) (4) (30.19%)

(footnotes on following page)

v

(1)	Except as otherwise indicated, each person has sole voting and investment power with respect to all of the shares listed.

(2)
Includes the following shares subject to options which are currently exercisable or are exercisable within 60 days  following April 4, 2008: Ms. Braddock  – 100,000; Mr. Edwards  – 500,000; Mr. Riffle  – 100,000; Mr. Shepley – 300,000; Mr. Thomasson – 100,000; and Mr. Tegeler – 100,000.  All officers and directors as a group (6 persons) hold options to purchase a total of 1,200,000 shares.

(3)	Includes the shares described in footnote (1) to the table under “Voting Securities and Principal Holders Thereof.”

(4)	Includes the following shares subject to warrants which are currently exercisable: Mr. Shepley – 200,000 and Mr. Tegeler – 200,000.

THE BOARD OF DIRECTORS, COMPENSATION COMMITTEE AND AUDIT COMMITTEE

The Board of Directors held 13 meetings during 2007.  All of the Company’s directors attended at least 75% of the meetings held in 2007 of the Board and committees on which they serve.  The committees of the Board consist of a Compensation Committee and an Audit Committee.

It is the Company’s policy to strongly encourage Board members to attend the annual meeting of shareholders.  At the 2007 annual meeting, all directors were in attendance.

Compensation Committee

John J. Riffle, Chairman, Lewis B. Shepley and Timothy J. Tegeler are the current members of the Compensation Committee.  The Compensation Committee determines the salaries and incentive compensation of the officers of Siboney Corporation and its subsidiaries and provides recommendations for the salaries and incentive compensation of other employees.  The Compensation Committee also recommends the compensation payable to the Company’s Directors.  The Compensation Committee held two meetings in 2007.

The Board has not adopted a separate charter for the Committee.  In making this determination, the Board considered the relatively small size of the Company, the limited number of officers of the Company and the lack of complexity of compensation packages historically provided by the Company to its officers.  The Board has not expressly authorized the Committee to delegate its authority to other individuals.  The Committee has not engaged any outside consultants to perform services in determining or recommending the amount or form of officer or director compensation.

The Board of Directors has determined that each of the members of the Compensation Committee other than Mr. Tegeler is independent within the meaning of the listing standards of the New York Stock Exchange.  Mr. Tegeler serves on the Compensation Committee and as an executive officer of the Company.  As such, Mr. Tegeler participates in discussions and decisions of the Committee with respect to his own compensation as an executive officer.

Audit Committee

Lewis B. Shepley, Chairman, and Jerome W. Thomasson are the current members of the Audit Committee.  The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company’s auditors, the scope of the annual audit, fees to be paid to the auditors, the performance of the independent auditors and the Company’s accounting practices.  Jerome W. Thomasson serves as the Audit Committee “financial expert” within the meaning of the Securities Exchange Act of 1934, as amended and the regulations issued thereunder.  The Board of Directors has determined that each of the members of the Audit Committee is independent within the meaning of the listing standards of the New York Stock Exchange.  The Audit Committee operates in accordance with a written charter, which was filed as Appendix A to the Company’s proxy statement on April 2, 2004.  The Audit Committee held five meetings in 2007.

Director Nominations

The Board of Directors identifies, evaluates and selects potential director nominees and otherwise oversees the director nomination process.  The Board has determined that it is appropriate for the entire Board to direct this process instead of establishing a separate standing nominating committee.  In making this determination, the Board considered the relative size of the Company and the lack of turnover among members of the Board.  As such, the Board has not adopted a separate charter with respect to a nominating committee.  Of the currently serving members of the Board, John J. Riffle, Jerome W. Thomasson and Lewis B. Shepley have been determined by the Board to be independent within the meaning of the listing standards of the New York Stock Exchange.  The nominees for director contained in this proxy statement were approved by the Board.

The Board will consider nominees recommended by members of the Board and by shareholders.  The Board may retain advisors to assist in the identification of director candidates.  Any shareholder wishing to nominate a candidate for director at a shareholders’ meeting must submit a proposal as described under “Future Proposals of Security Holders” and furnish certain information about the proposed nominee, in accordance with the Company’s Bylaws.  The notice submission should include information on the candidate for director, including the proposed candidate’s name, age, business address, residence address, principal occupation or employment for the previous five years, class or series and number of shares of the Company’s Common Stock owned beneficially or of record and all other information on the candidate required by regulations relating to proxy solicitation (including a consent from such person to be nominated and serve as director).  In considering a potential nominee for the Board, shareholders are asked to note that candidates should evidence: personal characteristics of the highest personal and professional ethics, integrity and values; an inquiring and independent mind and practical wisdom and mature judgment; broad training and experience at the policy-making level in business, government or community organizations; expertise that is useful to the Company and complementary to the background and experience of other Board members; willingness to devote a required amount of time necessary to carrying out the duties and responsibilities of Board membership; commitment to serve on the Board over a period of several years to develop knowledge about the Company, its strategy and its principal operations; willingness to represent the best interests of all shareholders and objectively appraise management performance; and involvement in activities or interests that do not create a conflict with the nominee’s responsibilities to the Company.  The notice submission should be addressed to: Corporate Secretary, Siboney Corporation, 325 N. Kirkwood Road, Suite 300, P.O. Box 221029, St. Louis, Missouri 63122.

Shareholder Communications

Shareholders who desire to communicate with members of the Board should send correspondence addressed to: Corporate Secretary, Siboney Corporation, 325 N. Kirkwood Road, Suite 300, P.O. Box 221029, St. Louis, Missouri 63122.  All appropriate shareholder correspondence is forwarded by the Secretary to the individual Board member to which the correspondence is addressed.  The Company does not, however, forward sales or marketing materials or correspondence not clearly identified as shareholder correspondence.

INFORMATION CONCERNING EXECUTIVE OFFICERS

The executive officers of the Company are Timothy J. Tegeler, Rebecca M. Braddock and William D. Edwards, Jr.  Mr. Tegeler has served as Chief Executive Officer of the Company since 1985 and as Chairman of the Board since 1987, and was President of the Company from 1985 to May 2001 and Chief Financial Officer from 1985 to August 2004.  Ms. Braddock has served as Secretary of the Company since 1985, as Vice President since 1987 and was Treasurer from 1987 to August 2005.  Mr. Edwards has served as Executive Vice President and Chief Operating Officer of the Company since May 2003, Chief Financial Officer of the Company since August 2004, President of Siboney Learning Group since August 2005, Executive Vice President of Siboney Learning Group from May 2003 to August 2005, Chief Operating Officer of Siboney Learning Group, Inc. since May 2003, Chief Financial Officer of Siboney Learning Group since August 2004, a Director of the Company since December 2002 and as a Director of Siboney Learning Group, Inc. since May 2003.  Prior thereto, Mr. Edwards served as Chief Operating Officer of G.A. Sullivan Company, an information technology consulting and software development company, since 1996.  Information regarding ownership of the Company’s stock by executive officers may be found above in the section entitled “Proposal 1 – Election of Directors – Information Concerning Nominees.”

Each of the executive officers serves at the discretion of the Board of Directors of the Company.

DIRECTOR COMPENSATION FOR 2007

The following table sets forth information concerning compensation earned by the Company’s non-employee directors in fiscal year 2007:

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John J. Riffle	2007	3,600	—	—	—	—	—	3,600
Lewis B. Shepley	2007	3,600	—	—	—	—	—	3,600
Jerome W. Thomasson	2007	3,600	—	—	—	—	—	3,600

Additional Information about Director Compensation for 2007

The Company structures director compensation to attract and retain non-employee directors.  The Compensation Committee of the Company’s Board of Directors determines the compensation payable to these directors.

Each non-employee director currently receives cash directors’ fees of $3,600 per year.

Upon commencement of a director’s term of service on the Board, a non-employee director is typically awarded an initial option to purchase shares of the Company’s Common Stock.  The number of shares underlying this initial stock option award is determined on a case-by-case basis by the Committee at the time Board service commences and varies depending on the anticipated level of service to be provided by the director, including any service on committees of the Board.  Historically, the number of shares of the Company’s Common Stock underlying this initial option award is between 100,000 and 200,000 shares.  Non-employee directors may be granted additional options to purchase shares of the Company’s Common Stock as determined by the Committee from time to time.  In making these awards, the Committee considers the historical and anticipated level of service provided by the director, including any service on committees of the Board.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table reflects compensation paid or payable by the Company and its subsidiaries for the two year period ended December 31, 2007 to the Company’s principal executive officer and principal financial officer (together, the “named executive officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	(1) Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	(2) All Other Compensation ($)	Total ($)
Timothy J. Tegeler, Chairman of the Board and Chief Executive Officer	2007 2006	86,547 85,256	— —	— —	— 2,500	— —	— —	— 1,535	86,547 89,291

William D. Edwards, Jr., Executive Vice President, Chief Operating Officer and Chief Financial Officer	2007 2006	219,519 215,270	— —	— —	— 7,000	— —	— —	— 3,875	219,519 226,145

(1)
Represents the dollar amount recognized for financial statement reporting purposes during 2006 in accordance with FAS 123(R).  Please refer to Note 10 in the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K, filed on March 28, 2008, for a discussion regarding the valuation of the Company’s stock options.

(2)	The amounts in this column represent employer-matching contributions under the Company’s 401(k) plan.

Additional Information About Compensation in the Last Fiscal Year

Annual Incentive Plan – Bonus amounts for a fiscal year are granted by the Compensation Committee of the Board of Directors under the Company’s Annual Incentive Plan.  The Plan is applicable to all employees of the Company, including the Company’s named executive officers.  Under the Plan, at the beginning of each fiscal year, the Committee selects a measure of Company performance and sets three targeted levels for that measurement to be achieved by the Company during the year.  If a targeted level of Company performance is achieved, each eligible employee will receive: (1) a cash bonus equal to a percentage of their base salary (excluding commission), and (2) to the extent an employee is eligible to participate in the Company’s 401(k) plan, an employer contribution to the plan equal to a percentage of that employee’s total salary (including commission).  The Committee sets the applicable percentages for each targeted level of performance, with the percentages increasing at each level.  Amounts are paid to employees at the beginning of the fiscal year following the year in which the targets are set.

At the beginning of 2007, the Committee selected net income before taxes as the performance measure.  The Committee set three targeted levels for this measure to be achieved by the Company in 2007.  If the Company had achieved the first targeted level of net income before taxes, each named executive officer would have receive 1.5% of his base salary as a cash bonus and 1.5% of his total salary as an employer contribution to his 401(k) plan.  For the second and third targeted levels of net income before taxes, the applicable percentages for both categories of bonuses were 2.5% and 3.75%, respectively.  The Company did not achieve any of the targeted levels of performance in 2007 and no amounts were paid to named executive officers under the plan.

Employment Arrangement With William D. Edwards, Jr. – The Company entered into an employment agreement with William D. Edwards, Jr. in December 2004 for the period through May 4, 2005.  Unless the employment agreement is terminated by Mr. Edwards on at least 90 days’ notice, or by the Company for cause or upon Mr. Edwards’s death or disability, then the agreement continues on a year-to-year basis after May 4, 2005. Although the stated base salary under this agreement is $226,600, Mr. Edwards and the Company agreed to a lower base for seven months of 2007.

If the agreement is terminated by the Company for other than cause, Mr. Edwards is entitled to termination pay equal to his annual base salary payable semi-monthly.  Mr. Edwards is provided medical and life insurance and other fringe benefits normally accorded the Company’s executives.  The Company also will pay or reimburse Mr. Edwards for reasonable expenses he incurs in the interest of the Company’s business.  Under the agreement, if a change of control of the Company occurs and Mr. Edwards is terminated within one year thereafter, Mr. Edwards will receive severance pay in a lump sum equal to the greater of his then current annual salary or his annual salary immediately prior to the change of control.  Mr. Edwards is prohibited from competing with the Company for a period of 18 months after termination of his employment.

Outstanding Equity Awards at Fiscal Year-End for 2007

The following table lists certain information concerning option holdings as of the end of 2007 of options to acquire shares of the Company’s Common Stock held by the named executive officers:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Timothy J. Tegeler	50,000 50,000	—	—	0.3163 0.1815	5/10/10 5/16/11
William D. Edwards, Jr.	500,000	—	—	0.20	5/13/08

Change of Control, Severance and Termination Payments

Under the Company’s employment agreement with William D. Edwards, Jr., Mr. Edwards is entitled to termination pay equal to his annual base salary payable semi-monthly if the agreement is terminated by the Company for other than cause.  If a change of control of the Company occurs and Mr. Edwards is terminated within one year thereafter, Mr. Edwards will receive severance pay in a lump sum equal to the greater of his then current annual salary or his annual salary immediately prior to the change of control.  Mr. Edwards is prohibited from competing with the Company for a period of 18 months after termination of his employment.  If Mr. Edwards had been terminated for other than cause on December 31, 2007, the last business day of the Company’s last completed fiscal year, then Mr. Edwards would have been entitled to receive $226,600 as a severance payment under this agreement.  Mr. Edwards would have been entitled to receive that same amount if a change of control of the Company had occurred on that date and Mr. Edwards had been terminated within one year thereafter.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

In connection with the Company’s renewal of its bank loan in March 2007, the bank required that the Company obtain $200,000 of subordinated debt from two of its directors.  On March 21, 2007, the Company issued to each of Timothy J. Tegeler and Lewis B. Shepley a secured, subordinated promissory note in the principal amount of $100,000.  Each loan is secured by a junior lien on substantially all of the Company’s assets and is subordinated to the Company’s bank debt.  The subordinated debt matures in March 2009 and bears interest at 10% per annum (which the Company may pay in cash or in-kind).  As of April 4, 2008, the amount outstanding for each loan, including accrued interest was $110,983.61. As an inducement to Mr. Tegeler and Mr. Shepley, the Company issued to each of them five-year warrants to purchase 200,000 shares of the Company’s common stock at $0.01 per share.  The Board, without the participation of Messrs. Tegeler and Shepley, pre-approved each of these transactions.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the financial reporting process for the Company.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statements on Accounting Standards (SAS) No. 61.

The Audit Committee has received from the independent auditors the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).  In connection with this disclosure, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Lewis B. Shepley, Chairman                                                    Jerome W. Thomasson

INDEPENDENT PUBLIC ACCOUNTANTS

RubinBrown LLP was the Company’s independent registered accountants for the year ended December 31, 2007 and has been selected as its independent registered public accountants for 2008.  A representative of RubinBrown LLP is expected to attend the annual meeting and will have the opportunity to make a statement, if desired, and respond to appropriate questions from stockholders.

x

The following table sets forth the amount of audit fees and all other fees billed or expected to be billed by RubinBrown LLP for the years ended December 31, 2007 and 2006:

	2007	2006
Audit fees (1)	$72,500	$58,000
Audit-related fees (2)	5,400	--
Tax fees (3)	16,000	17,450
Total fees	$93,900	$75,450

(1)	Annual financial statement audit, limited quarterly review services, and review of documents filed with the Securities and Exchange Commission.

(2)	Consultations regarding financial reporting and accounting standards.

(3)	Income tax services, other than those directly related to the audit of the income tax accrual. Includes preparation of tax returns and assistance with tax notices.

All audit and non-audit services provided by the independent auditors in 2007 were pre-approved.

POLICY REGARDING THE APPROVAL OF INDEPENDENT AUDITOR PROVISION
OF AUDIT AND NON-AUDIT SERVICES

Consistent with Securities and Exchange Commission requirements regarding auditor independence, the Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.  Under the policy, the Committee must pre-approve services prior to commencement of the specified service.

ANNUAL REPORT

The 2007 Annual Report to Stockholders of the Company accompanies this proxy statement.

FUTURE PROPOSALS OF SECURITY HOLDERS

Under the Company’s Bylaws, nominations for directors and proposals of business to be considered by stockholders at an annual meeting may be made (1) pursuant to the Company’s notice of meeting, (2) by the Board of Directors, or (3) by a stockholder entitled to vote who has delivered notice to the Company within 90 to 120 days before the first anniversary of the date of the mailing of the notice for the preceding year’s annual meeting.  For the 2009 annual meeting, notices delivered in accordance with this requirement would need to be received by the Company on or after December 17, 2008 but before January 15, 2009.

Any stockholder who intends to submit a proposal for inclusion in the proxy statement for the 2009 annual meeting of stockholders pursuant to the applicable rules of the Securities and Exchange Commission must send the proposal to be received by the Company’s Corporate Secretary by December 17, 2008.  Stockholder proposals submitted after that date but before January 15, 2009, may be presented at the annual meeting if such proposal complies with the Company’s Bylaws, but will not be included in the Company’s proxy materials.  Proposals should be addressed to: Rebecca M. Braddock, Secretary, Siboney Corporation, P.O. Box 221029, St. Louis, Missouri 63122.  Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies and the Company’s Bylaws.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s executive officers and directors, and persons who own more than 10% of the Company’s outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission.  To the knowledge of the Company, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis during the year ended December 31, 2007.

MISCELLANEOUS

The Company will pay the cost of soliciting proxies.  In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview but will not be compensated for such services.  The Company may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above.  If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment as to the best interests of the Company.

A copy of our 2007 Annual Report on Form 10-K filed with the Securities and Exchange Commission (including related financial statements and schedules but excluding exhibits) is available to stockholders, without charge, upon written request to Rebecca M. Braddock, Secretary, Siboney Corporation, P.O. Box 221029, St. Louis, Missouri 63122.  The Form 10-K is also available to view and print through our website (www.siboney.com) as well as the Securities and Exchange Commission’s website (www.sec.gov).

BY ORDER OF THE BOARD OF DIRECTORS

Rebecca M. Braddock, Secretary
Saint Louis, Missouri
April 21, 2008

SIBONEY CORPORATION
Annual Meeting to be held
June 3, 2008
11:00 a.m.
Siboney Corporation’s Office
325 North Kirkwood Road
Saint Louis, MO 63122

▼ Please detach here and return the bottom portion of this proxy in the enclosed reply envelope. ▼
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
SIBONEY CORPORATION
2008 ANNUAL STOCKHOLDERS’ MEETING

The undersigned stockholder(s) of SIBONEY CORPORATION, a Maryland corporation, hereby appoints Timothy J. Tegeler and Rebecca M. Braddock, or either of them, with full power of substitution, the true and lawful attorney and proxy of the undersigned, to represent the undersigned at the annual meeting of the stockholders of SIBONEY CORPORATION, to be held at Siboney Corporation’s office, 325 North Kirkwood Road, Saint Louis, Missouri 63122, on Tuesday, June 3, 2008, at 11:00 a.m., and at any adjournment thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the matters listed on the reverse side.

Address Changes/Comments:___________________________________________________________________________________

_________________________________________________________________________________________________________
(If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.)

PLEASE SIGN AND DATE ON THE REVERSE SIDE

SIBONEY CORPORATION
325 N. Kirkwood Road, Suite 300
St. Louis, MO 63122
VOTE BY INTERNET-www.proxyvote.com
Use the Internet to transmit your voting instruction and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Siboney Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, include that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-of date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Siboney Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
SIBONEY CORPORATION
      For           Withhold            For All                               To withhold authority to vote for any individual
Vote on Directors                                   All            All                      Except                                nominee(s), mark “For All Except” and write the
Proposal 1:  Election of Directors         ⁭               ⁭                        ⁭                                          Number(s) of the nominee(s) on the line below.
                   ______________________________________
Nominees:
01) Rebecca M. Braddock                             04) Lewis B. Shepley
02) William D. Edwards, Jr.                          05) Timothy J. Tegeler
03) John J. Riffle                                           06) Jerome W. Thomasson

2.	In their discretion with respect to the transaction of such other business as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” each of the nominees for director.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL I.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

The undersigned hereby acknowledges receipt of the Company’s Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 21, 2008, and the 2007 Annual Report to Stockholders of the Company.

For address changes and/or comments, please check this box and write them on the back where indicated.      ⁭

(NOTE:  Please sign exactly as your name(s) appear(s) hereon. All holders must sign.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally.  If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature (Please sign within box)                                    Date

Signature (Joint Owners)                                                    Date